Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 9

TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of May 31, 2017, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Ltd. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life, NYLIAC, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A.     The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016 and Amendment No. 8 to Note Purchase Agreement dated as of November 18, 2016, the “Agreement”).

B.     Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to extend the Scheduled Purchase Expiration Date and to further amend the Agreement as set forth in this Amendment.

C.     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendments to Agreement.

a.	The following new defined terms are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

b.	The definition of “Scheduled Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended to replace the date “November 18, 2017” set forth therein with the date “May 30, 2018”.

c.	The second sentence of Section 5.01(k) of the Agreement is hereby deleted in its entirety and replaced with the following:

The Issuing Entity is not a “covered fund” as defined by the regulations implementing Section 619 of the Dodd-Frank Wall Street and Consumer Protection Act (commonly known as the “Volcker Rule”). In making such determination, the Issuing Entity is relying on the exclusion from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) under the Investment Company Act, although there may be additional exclusions or exemptions available to the Issuing Entity.

d.	The following new Sections 5.01(n) and (o) are hereby added to the Agreement immediately following existing Section 5.01(m):

(n)     Neither the Issuing Entity nor the Transferor, nor, to the knowledge of the Issuing Entity and the Transferor, any director, officer, employee, agent or affiliate thereof, is an individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located (to the extent in violation of Sanctions), organized or resident (to the extent in violation of Sanctions) in a Designated Jurisdiction.

(o)     The Issuing Entity and the Transferor are in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

e.	The second sentence of Section 5.02(j) of the Agreement is hereby deleted in its entirety and replaced with the following:

The Issuing Entity is not a “covered fund” as defined by the regulations implementing Section 619 of the Dodd-Frank Wall Street and Consumer Protection Act (commonly known as the “Volcker Rule”). In making such determination, the Issuing Entity is relying on the exclusion from the definition of “investment company” under the Investment Company Act contained in Section 3(c)(5) under the Investment Company Act, although there may be additional exclusions or exemptions available to the Issuing Entity.

f.	The following new Sections 5.02(l) and (m) are hereby added to the Agreement immediately following existing Section 5.02(k):

(n)     None of NFC, the Issuing Entity or the Transferor, or, to the knowledge of NFC, the Issuing Entity and the Transferor, any director, officer, employee, agent or affiliate thereof, is an individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located (to the extent in violation of Sanctions), organized or resident (to the extent in violation of Sanctions) in a Designated Jurisdiction.

(o)     NFC, the Issuing Entity and the Transferor are in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

g.	The last paragraph of Section 7.02 of the agreement is hereby deleted in its entirety and replaced with the following:

Except as provided in Section 11.05, any information obtained by the Purchasers, the Managing Agents, the Administrative Agent or their agents or representatives pursuant to this Section 7.02 shall be held in confidence by each of the Purchasers, the Managing Agents, the Administrative Agent and their applicable agents and representatives unless and to the extent such information (i) has become available to the public, (ii) is obtained from a third-party not known to have a legal, fiduciary or contractual obligation of confidentiality to NFC or the Transferor, (iii) is independently developed or arrived by the Purchasers, Managing Agents, the Administrative Agent or their agents or representatives without reference to information obtained hereunder, (iv) is required or requested by any Governmental Authority or in any court proceeding or other legal process or (v) is required by any Governmental Rule. In the case of any disclosure permitted by clause (iv) or (v), each of the Purchasers, the Managing Agents and the Administrative Agent shall use commercially reasonable efforts to the extent not legally prohibited and as reasonably practicable (x) provide the Transferor with advance notice of any such disclosure and (y) cooperate with the Transferor in limiting the extent or effect of any such disclosure.

h.	The following new Section 7.10 is hereby added to the Agreement immediately following existing Section 7.09:

SECTION 7.10. Anti-Corruption Laws; Sanctions. So long as any Committed Purchaser shall have any Commitment hereunder, any Series 2012-VFN Note remains outstanding or any other obligation (other than contingent indemnification obligations) hereunder shall remain unpaid or unsatisfied, the Issuing Entity, the Transferor and NFC:

(a)     shall maintain policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other relevant jurisdictions;

(b)     shall not directly or indirectly, use or otherwise make available the proceeds of any Incremental Funded Amount to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, in each case, in any manner that will result in a violation of Sanctions by any individual or entity participating in this transaction, whether as Committed Purchaser, Conduit Lender, Managing Agent, Administrative Agent or otherwise; and

(c) shall not directly or indirectly use the proceeds of any Incremental Funded Amount for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other relevant jurisdictions.

2.	Reduction in Maximum Funded Amount.

a.	Upon the effectiveness of this Amendment, the Maximum Funded Amount shall be reduced to $425,000,000.

b.	In connection with such reduction, the parties hereby consent to the (1) non-ratable reduction in the Commitment of the Committed Purchaser in the CS Purchaser Group to $75,000,000, (2) non-ratable increase in the Commitment of the Committed Purchaser in the NY Life Purchaser Group to $60,000,000 and (3) the non-ratable increase in the Commitment of the Committed Purchaser in the NYLIAC Purchaser Group to $90,000,000 (it being understood that the Commitment of the Committed Purchaser in the Bank of America Purchaser Group shall remain $200,000,000).

c.	The parties agree to waive the requirement in Section 2.05(a) of written notice at lease five Business Days before such reduction is to take place.

3.	Incremental Funding by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group.

a.	Incremental Funding. In connection with the reduction in the Maximum Funded Amount, the non-ratable reduction in the Commitment of the Committed Purchaser in the CS Purchaser Group and the non-ratable increase in the Commitments of the Committed Purchasers in the NY Life Purchaser Group and the NYLIAC Purchaser Group contemplated by Section 2 above, the Servicer hereby requests that (i) the NY Life Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $7,816,993.46, (ii) the NYLIAC Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $11,725,490.20 and (iii) the Bank of America Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $6,797,385.62. Such Incremental Funding shall be funded solely by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(vii)).

b.	Use of Proceeds of Incremental Funding.

i.	Notwithstanding Section 3.04(b) of the Indenture Supplement, on the date hereof the Transferor shall use the proceeds of such Incremental Funding to reduce the portion of the Funded Amount held by the CS Purchaser Group by $26,339,869.28 in order to cause the Funded Amount to be allocated among the Purchaser Groups pro rata in accordance with their respective Commitments after giving effect to the reduction in the Maximum Funded Amount, the non-ratable reduction in the Commitment of the Committed Purchasers in the CS Purchaser Group and the non-ratable increase in the Commitments of the Committed Purchasers in the NY Life Purchaser Group and the NYLIAC Purchaser Group contemplated by Section 2 above.

ii.	If the Transferor fails to use the proceeds of such Incremental Funding in accordance with Section 3(b)(i) above, an Early Redemption Event shall be deemed to have occurred and, thereafter, any principal payment due to the Noteholders shall be applied (1) first, pro rata, in repayment of the Incremental Funded Amounts funded by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group under Section 3(a) above and (2) thereafter, in accordance with the Transaction Documents.

c.	Consents. The parties hereto hereby consent to (i) the non-ratable Incremental Funding to be funded by the NY Life Purchaser Group, the NYLIAC Purchaser Group and the Bank of America Purchaser Group as set forth in Section 3(a) above and (ii) the non-ratable reduction in the portion of the Funded Amount held by the CS Purchaser Group as set forth in Section 3(b) above.

4.	Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

5.	Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.	Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by each Bank of America, NY Life, NYLIAC and CS CIB of the applicable amendment fee pursuant to and in accordance with the Fifth Amended and Restated Fee Letter, dated as of the date hereof and (iii) receipt by CS CIB of the applicable amount set forth in Section 3(b) above.

7.	Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9.	Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as the Seller

By:	/s/ Anthony Aiello
	Name:	Anthony Aiello
	Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Anthony Aiello
	Name:	Anthony Aiello
	Title:	Vice President and Treasurer

[signatures continue on the following page]

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Administrative Agent

By:	/s/ Carl W. Anderson
	Name:	Carl W. Anderson
	Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
	Name:	Carl W. Anderson
	Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
	Name:	Carl W. Anderson
	Title:	Managing Director

[signatures continue on the following page]

NEW YORK LIFE INSURANCE COMPANY, as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY, as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

[signatures continue on the following page]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Managing Agent for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Committed Purchaser for the NYLIAC Purchaser Group

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

[signatures continue on the following page]

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group		CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Patrick Duggan	By:	/s/ Patrick Duggan
	Name: Patrick Duggan Title: Associate		Name: Patrick Duggan Title: Authorized Signatory

By:	/s/ Erin McCutcheon	By:	/s/ Erin McCutcheon
	Name: Erin McCutcheon Title: Vice President		Name: Erin McCutcheon Title: Authorized Signatory

ALPINE SECURITIZATION LTD., as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Patrick Duggan
Name: Patrick Duggan Title: Associate

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon Title: Vice President